Amplify Lithium & Battery Technology ETF
Schedule of Investments
June 30, 2026 (Unaudited)

COMMON STOCKS - 99.6%	Shares	Value
Consumer Discretionary - 18.0%
BYD Co. Ltd. - Class H	582,896	$ 5,384,626
Li Auto, Inc. - Class A (a)	231,575	1,360,599
NIO, Inc. - ADR (a)	356,646	1,804,629
Rivian Automotive, Inc. - Class A (a)	140,323	2,434,604
Tesla, Inc. (a)	22,440	9,438,264
Vinfast Auto Ltd. (a)(b)	326,045	1,017,261
Zhejiang Leapmotor Technology Co. Ltd. - Class H (a)(c)(d)	273,847	1,203,930
		22,643,913

Industrials - 19.6%
Bloom Energy Corp. - Class A (a)	20,869	6,317,046
CNGR Advanced Material Co. Ltd. - Class H	272,078	882,544
Contemporary Amperex Technology Co. Ltd. - Class A	146,590	8,490,485
Ecopro BM Co. Ltd.	11,771	1,082,662
EnerSys	8,266	1,932,756
JL Mag Rare-Earth Co. Ltd. - Class H (d)	619,809	1,314,245
LG Energy Solution Ltd. (a)	6,942	1,622,025
Yutong Bus Co. Ltd. - Class A	332,660	1,314,383
Zhejiang Huayou Cobalt Co. Ltd. - Class A	227,340	1,616,917
		24,573,063

Information Technology - 5.0%
Samsung SDI Co. Ltd. (a)	6,454	2,028,722
TDK Corp.	190,933	4,192,200
		6,220,922

Materials - 57.0% (e)
Albemarle Corp.	14,166	1,912,835
Almonty Industries, Inc. (a)	75,490	1,250,114
Antofagasta PLC	45,477	2,304,343
BHP Group Ltd.	222,438	9,147,870
Canmax Technologies Co. Ltd. - Class A (a)	122,350	1,686,113
Capstone Copper Corp. (a)	194,107	1,783,335
China Nonferrous Mining Corp. Ltd.	856,487	1,228,569
First Quantum Minerals Ltd. (a)	96,733	2,642,296
Freeport-McMoRan, Inc.	108,794	6,842,055
Ganfeng Lithium Group Co. Ltd. - Class H (c)(d)	215,866	1,384,453
GMK Norilskiy Nickel PAO - ADR (a)(f)	182,937	0
Grupo Mexico SAB de CV - Class B	304,748	3,443,848
Guangzhou Tinci Materials Technology Co. Ltd. - Class A	252,941	1,917,169
Hudbay Minerals, Inc.	79,742	1,882,709
Jiangxi Copper Co. Ltd. - Class A	284,003	1,812,322
Liontown Ltd. (a)	863,471	1,007,331
Lundin Mining Corp.	92,404	2,251,706
Mineral Resources Ltd. (a)	37,403	1,607,358
MMG Ltd. (a)	1,457,732	1,289,921
MP Materials Corp. (a)	27,345	1,531,593
PLS Group Ltd. (a)	489,884	1,702,635
Resonac Holdings Corp.	25,835	2,812,384
Sandfire Resources Ltd. (a)	138,906	1,845,528
Shanghai Putailai New Energy Technology Group Co. Ltd.	306,023	1,304,749
Sociedad Quimica y Minera de Chile SA - ADR	23,365	1,729,945

South32 Ltd.	724,634		1,956,626
Sumitomo Metal Mining Co. Ltd.	36,373		1,670,838
Teck Resources Ltd. - Class B	50,641		3,011,114
Tianqi Lithium Corp. - Class H (a)	252,586		1,294,033
Umicore SA	67,132		1,552,504
Western Mining Co. Ltd. - Class A	389,340		1,557,268
Xiamen Tungsten Co. Ltd.	212,141		2,663,721
Yunnan Energy New Material Group Co. Ltd. - Class A (a)	147,893		1,458,355
			71,485,640
TOTAL COMMON STOCKS (Cost $101,672,454)			124,923,538

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 0.8%	Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.75% (g)	1,027,650		1,027,650
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $1,027,650)			1,027,650

MONEY MARKET FUNDS - 0.4%	Shares		Value
Invesco Government & Agency Portfolio - Institutional Class, 3.57% (g)	455,574		455,574
TOTAL MONEY MARKET FUNDS (Cost $455,574)			455,574

TOTAL INVESTMENTS - 100.8% (Cost $103,155,678)			126,406,762
Liabilities in Excess of Other Assets - (0.8)%		(0.00750)	(941,367)
TOTAL NET ASSETS - 100.0%			$ 125,465,395

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of June 30, 2026. The fair value of these securities was $986,544.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of June 30, 2026, the value of these securities total $2,588,383 or 2.1% of the Fund’s net assets.

(d)
Security is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. As of June 30, 2026, the value of these securities total $3,902,628 or 3.1% of the Fund’s net assets.

(e)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(f)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of June 30, 2026.

(g)	The rate shown represents the 7-day annualized yield as of June 30, 2026.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

Amplify Lithium & Battery Technology ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 124,923,538	$ –	$ 0	$ 124,923,538
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	1,027,650
Money Market Funds	455,574	–	–	455,574
Total Investments	$ 125,379,112	$ –	$ 0	$ 126,406,762

Refer to the Schedule of Investments for further disaggregation of investment categories.
(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.